UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2005

                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

   Delaware                        001-31369                      65-1051192
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
                          ----------------------------
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (973) 740-5000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 22, 2005, Edward J. Kelly, III notified CIT Group Inc. of his decision not to stand for re-election to the Board of Directors of CIT at its 2005 Annual Meeting of Stockholders due to the increasing demands on his time at Mercantile Bankshares Corporation, where he is Chairman, President and Chief Executive Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIT GROUP INC.
                                       (Registrant)

                                       By: /s/ William J. Taylor
                                           -------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Chief Accounting Officer)

Dated: February 24, 2005